Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

THE 504 FUND

Ticker: XPNNX

November 28, 2016

Supplement to the Statement of Additional Information (“SAI”) dated October 28, 2016

This Supplement amends the SAI of The 504 Fund (the “Fund”). It should be retained and read in conjunction with the SAI.

The Fund’s Board of Trustees (the “Board”) recently approved new compensation arrangements for the Chairman of the Board and the President of the Fund. In light of the foregoing, the following changes are made to the disclosures in the SAI:

The disclosure in the SAI under the section titled “The Portfolio Managers–Compensation” on page 15 is hereby replaced with the following:

Compensation. Mr. Blanchard is compensated by Live Oak Banking Company, a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based on the performance of Live Oak Bancshares. Mr. Judge is compensated by Government Loan Solutions, Inc. (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based upon the performance of GLS. Neither individual receives compensation from the Adviser. Mr. Judge, in his capacity as President of the Fund, receives compensation from the Fund. See “Trustees and Officers of the Fund–Board and Officer Compensation,” below, for more information.

The disclosure in the SAI in the first paragraph under the section titled “Trustees and Officers of the Fund–Board Compensation” on page 24 is hereby replaced with the following:

Board and Officer Compensation. For their service as Trustees, each Independent Trustee receives from the Fund a retainer fee of $10,000 per year and $1,500 per Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairman of the Audit Committee receives an additional retainer of $4,000 per year. Effective January 1, 2017, the Chairman of the Board will receive an additional retainer of $4,000 per year. Except for Mr. Judge, no current officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Trustee or officer of the Fund. Mr. Judge, in his capacity as President of the Fund, receives compensation from the Fund, including $1,500 per Board meeting attended and reimbursement for expenses incurred in connection with attendance at Board meetings. Effective January 1, 2017, Mr. Judge, in his capacity as President of the Fund, will receive from the Fund a retainer fee of $10,000 per year. The Fund does not offer any pension or retirement benefits to Trustees. For the fiscal year ended June 30, 2016, the Fund paid its former Chairman and President $5,000 for his services as Chairman and Interested Trustee. The following table shows the compensation earned by each Independent Trustee for the Fund’s fiscal year ended June 30, 2016.

Please retain this Supplement for future reference.